UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): February 22, 2006

LIBERTY MEDIA CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-20421	84-1288730
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

12300 Liberty Blvd.

Englewood, Colorado 80112

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (720) 875-5400

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.  Regulation FD Disclosure

On February 22, 2006, Liberty Media Corporation issued two press releases announcing (1) that it has submitted Hart-Scott-Rodino filings with respect to its acquisition of additional shares in IAC/InterActiveCorp and Expedia, Inc. and (2) its application for the right to convert its non-voting Time Warner equity position into voting shares on an accelerated basis.

This Form 8-K and the press releases attached hereto as Exhibits 99.1 and 99.2 are being furnished to the SEC under Item 7.01 of Form 8-K in satisfaction of the public disclosure requirements of Regulation FD.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 24, 2006

LIBERTY MEDIA CORPORATION

By:	/s/ Christopher W. Shean
	Name:	Christopher W. Shean
	Title:	Senior Vice President
and Controller